U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 21, 2011

U.S. FUEL CORPORATION
(Exact Name of registrant as specified in its Charter)

Nevada	0-31959	88-0433815
State of Incorporation)	Commission File No.	(IRS Employer Identification No.)

277 White Horse Pike, Ste.200, Atco, N.J.	08004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, (856)   753 -  1046

(Registrant’s former name and address)

NUCLEAR SOLUTIONS,INC.

5505 Connecticut Ave., N.W. Ste.191, Washington, D.C.	20015
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 7.01 Regulation FD

Muhlenberg County, Kentucky, through the Muhlenberg County Fiscal Court has direct ownership of 2,000,000 shares of common stock in U.S. Fuel Corporation, formerly known as Nuclear Solutions, Inc.

The shares reside at Old National Bank in the name of Muhlenberg County Fiscal Court and are under the direct supervision of The Honorable Rick Newman, Muhlenberg County, Kentucky Judge-Executive.

Item 8.01 Other Events

The company is taking steps to bring all periodic reports to the Securities and Exchange Commission up to date in order to become a fully compliant and reporting issuer in the near future. This month, the company met with its independent certifying accountants, RBSM, LLP and agreed to a plan for providing all required financial reporting disclosures including all 10-K annual reports and 10-Q quarterly reports to the Securities and Exchange Commission. The company will periodically update shareholders on its efforts to again become a fully reporting public company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Fuel Corporation
Dated: September 21, 2011
/S/ Harry Bagot
By: Harry Bagot
President & CEO